SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      July 10, 2014

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| __ |	Written communications pursuant to Rule 425 under the Securities Act

| __ |	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

| __ |	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

| __ |	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

On July 10, 2014, the Company’s Compensation and Stock Option Committee (“Compensation Committee”) and Board approved, and the Company entered into, employment agreements with each of Dr. Louis F. Centofanti, the Chief Executive Officer (“CEO Employment Agreement”), Ben Naccarato, the Chief Financial Officer (“CFO Employment Agreement”), and John Lash, the Chief Operating Officer (“COO Employment Agreement” and, collectively with the CEO Employment Agreement and the CFO Employment Agreement, the “New Employment Agreement”). The Company had previously entered into employment agreements with each of Dr. Louis F. Centofanti, CEO, and Ben Naccarato, CFO, on August 24, 2011, which were both due to expire on August 24, 2014. Both of the existing employment agreements with the CEO and the CFO were terminated effective July 10, 2014 in connection with the execution of the New Employment Agreements. Pursuant to the New Employment Agreements, which are effective as of July 10, 2014, (a) Dr. Centofanti will continue to serve as the Company’s Chief Executive Officer and President, with an annual base salary of $271,115, (b) Mr. Lash will continue to serve as the Company’s Chief Operating Officer, with an annual base salary of $215,000 (Mr. Lash was appointed as the Company’s COO upon the voluntary resignation of Mr. James A. Blankenhorn, Vice President and COO, on March 20, 2014), and (c) Mr. Naccarato will continue to serve as the Company’s Chief Financial Officer, with an annual base salary of $214,240. In addition, each of these executive officers is entitled to participate in the Company's broad-based benefits plans and to certain performance compensation payable under separate Management Incentive Plans (“MIPs”) approved by the Company’s Compensation Committee and Board on July 10, 2014 with respect to each of the CEO, COO and CFO. The terms of each 2014 MIP, which are each effective as of January 1, 2014, are described below under the heading “Management Incentive Plans (“MIP”).”

Each of the employment agreements is effective for three years, unless earlier terminated by the Company with or without “cause” (as defined in the agreements) or by the executive officer for “good reason” (as defined in the agreements) or any other reason. If the executive officer’s employment is terminated due to death, disability or for cause, the Company will pay to the executive officer or to his estate a lump sum equal to the sum of any unpaid base salary through the date of termination and any benefits due to the executive officer under any employee benefit plan, excluding any severance program or policy (the “Accrued Amounts”).

If the executive officer terminates his employment for “good reason” (as defined in the agreements) or is terminated without cause, the Company will pay the executive officer a sum equal to the total Accrued Amounts, plus one year of full base salary. If the executive terminates his employment for a reason other than for good reason, the Company will pay to the executive the amount equal to the Accrued Amounts. If there is a Change in Control (as defined in the employment agreements), all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full. Severance benefits payable with respect to a termination (other than Accrued Amounts) are payable only if the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

The summaries of the terms of the CEO Employment Agreement, CFO Employment Agreement, and COO Employment Agreement set forth above are qualified in their entirety by reference to the full text of the employment agreements, which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.

Management Incentive Plans (“MIP”)

On July 10, 2014, the Company’s Compensation Committee approved individual management incentive plans (“MIPs”) for Dr. Louis F. Centofanti, our CEO, John Lash, our COO, and Ben Naccarato, our CFO. The MIPs are effective as of January 1, 2014. Each MIP provides guidelines for the calculation of annual cash incentive based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of base salary. The potential target performance compensation ranges from 50% to 87% or $135,558 to $237,224 of the 2014 base salary for the CEO, 50% to 87% or $107,500 to $188,127 of the 2014 base salary for the COO, and 50% to 87% or $107,120 to $187,458 of the 2014 base salary for the CFO.

Performance compensation is paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2014. If the MIP participant’s employment with the Company is voluntarily or involuntarily terminated prior to a regularly scheduled MIP compensation payment date, no MIP payment will be payable for and after such period.

The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total paid to the CEO, COO, and CFO will not exceed 50% of the Company’s pre-tax net income prior to the calculation of performance compensation.

Each MIP is briefly described below, and the descriptions are qualified by reference to the respective MIPs attached as exhibits 10.4 to 10.6 to this Report.

CEO MIP:

2014 CEO performance compensation is based upon meeting corporate revenue, EBITDA (“earnings before interest, taxes, depreciation and amortization”), health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2014 from our continuing operations.  Of the total potential performance compensation, 55% is based on EBITDA goal, 15% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2014, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2014.  No performance incentive compensation will be payable to the CEO for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our board approved revenue target and EBITDA target. The 2014 target performance incentive compensation for our CEO is as follows:

Annualized Base Pay:	$271,115
Performance Incentive Compensation Target (at 100% of MIP):	$135,558
Total Annual Target Compensation (at 100% of MIP):	$406,673

COO MIP:

2014 COO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2014 from our continuing operations.  Of the total potential performance compensation, 55% is based on EBITDA goal, 15% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2014, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2014.  No performance incentive compensation will be payable to the COO for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our board approved revenue target and EBITDA target. The 2014 target performance incentive compensation for our COO is as follows:

Annualized Base Pay:	$215,000
Performance Incentive Compensation Target (at 100% of Plan):	$107,500
Total Annual Target Compensation (at 100% of Plan):	$322,500

CFO MIP:

2014 CFO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2014 from our continuing operations.  Of the total potential performance compensation, 55% is based on EBITDA goal, 15% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2014, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2014.  No performance incentive compensation will be payable to the CFO for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our board approved revenue target and EBITDA target. The 2014 target performance incentive compensation for our CFO is as follows:

Annualized Base Pay:	$214,240
Performance Incentive Compensation Target (at 100% of Plan):	$107,120
Total Annual Target Compensation (at 100% of Plan):	$321,360

Option Agreement

On July 10, 2014, Perma-Fix Environmental Services, Inc. (the “Company”) granted to Mr. John Lash, our Chief Operating Officer, an incentive stock option (the “Option”) to purchase up to 45,000 shares of the Company’s common stock at an exercise price of $5.00 per share. The exercise price is the closing price of the Company’s common stock as reported on the Nasdaq Capital Market on the grant date. The Option has a term of six years from grant date with one-third yearly vesting over a three year period. The Option was granted in accordance with, and is subject to, the Company’s 2010 Stock Option Plan.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number Description

10.1	Employment Agreement dated July 10, 2014 between Louis Centofanti, Chief Executive Officer, and Perma-Fix Environmental Services, Inc.

10.2	Employment Agreement dated July 10, 2014 between John Lash, Chief Operating Officer, and Perma-Fix Environmental Services, Inc.

10.3	Employment Agreement dated July 10, 2014 between Ben Naccarato, Chief Financial Officer, and Perma-Fix Environmental Services, Inc.

10.4	2014 Management Incentive Plan for Chief Executive Officer, approved July 10, 2014 but effective January 1, 2014.

10.5	2014 Management Incentive Plan for Chief Operating Officer, approved July 10, 2014 but effective January 1, 2014.

10.6	2014 Management Incentive Plan for Chief Financial Officer, approved July 10, 2014 but effective January 1, 2014.

10.7	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and Mr. John Lash.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2014

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and Chief Financial Officer